UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811‑05597

Invesco Municipal Income Opportunities Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626‑1919

Date of fiscal year end:	2/28

Date of reporting period:	2/28/23

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 28, 2023
Invesco Municipal Income Opportunities Trust
NYSE: OIA

2	Management’s Discussion

2	Performance Summary

4	Long-Term Trust Performance

6	Supplemental Information

6	Notice of Important Change

9	Dividend Reinvestment Plan

11	Schedule of Investments

20	Financial Statements

24	Financial Highlights

25	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Tax Information

32	Additional Information

T‑1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 28, 2023, Invesco Municipal Income Opportunities Trust (the Trust), at net asset value (NAV), underperformed its style-specific benchmark, the Custom Invesco Municipal Income Opportunities Trust Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/22 to 2/28/23

Trust at NAV	-11.11%
Trust at Market Value	1.07
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	-8.57
Custom Invesco Municipal Income Opportunities Trust Index∎ (Style-Specific Index)	-7.78
Lipper Closed-End High Yield Municipal Index♦ (Peer Group Index)	-14.24
Market Price Premium to NAV as of 2/28/23	9.89
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.
Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1
While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price
Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3
On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4
The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.
New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5
Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.
Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.
We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.
During the fiscal year, underweight allocations to multi-family housing and pollution control revenue/industrial development revenue bonds contributed to the Trust’s relative return compared to its style-specific benchmark. Underweight exposure to non-rated bonds also added to relative performance. On a state level, security selection in bonds domiciled in Pennsylvania and Ohio contributed to relative performance.
Overweight exposure in the life care and public power sectors detracted from relative

2                    Invesco Municipal Income Opportunities Trust

return over the fiscal year. Overweight exposure to BB-rated† bonds detracted from relative performance, as did an underweight allocation to AA-rated† credits. On a state level, security selection in bonds domiciled in New York and Wisconsin detracted from relative performance.
One important factor affecting the Trust’s performance relative to its style-specific benchmark was the use of leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common-share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common-share returns during periods when the prices of securities held by a trust generally are rising.
Over the fiscal year, leverage contributed to the Trust’s performance relative to its style-specific benchmark. The Trust achieved a leveraged position through the use of inverse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the fiscal year, leverage accounted for 23% of the Trust’s total assets and it contributed to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.
We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and/or the market price of the Trust’s common shares.
Thank you for investing in Invesco Municipal Income Opportunities Trust and for sharing our long-term investment horizon.
2 Source: Refinitiv TM3
3 Source: Lipper Inc.
4 Source: US Federal Reserve
5 Source: JP Morgan
6 Source: Standard & Poor’s
† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):
Jack Connelly
Tim O’Reilly
Mark Paris
Jim Phillips
John Schorle
Julius Williams
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

1 Source: Bloomberg LP

3                    Invesco Municipal Income Opportunities Trust

Your Trust’s Long-Term Performance
Results of a $10,000 Investment
Trust and index data from 2/28/13

1 Source: RIMES Technologies Corp.
2 Source: Invesco, RIMES Technologies Corp.
3 Source: Lipper Inc.

Past performance cannot guarantee future results.
    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

4                    Invesco Municipal Income Opportunities Trust

Average Annual Total Returns
As of 2/28/23
	NAV	Market
10 Years	3.64%	5.05%
5 Years	1.85	3.45
1 Year	-11.11	1.07
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.
    Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5                    Invesco Municipal Income Opportunities Trust

Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco Municipal Income Opportunities Trust Index is designed to measure the performance of a hypothetical allocation, which consists of 80% weight in the S&P Municipal Bond High Yield Index and 20% weight in the S&P Municipal Bond Investment Grade Index.
∎	The Lipper Closed-End High Yield Municipal Index is an unmanaged index considered representative of closed-end high-yield municipal funds tracked by Lipper. These funds typically invest 50% or more of their assets in municipal debt issues rated BBB or lower.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents
At a meeting held on September 19-20, 2022, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable. The following is a summary of certain of these changes. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Declaration of Trust
The Trust’s Declaration of Trust was amended to provide as follows:

∎
“Majority Trustee Vote” means: (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and, if there is one or more Continuing Trustees, a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or subcommittee, and, if there is one or more Continuing Trustees on such committee or sub-committee, a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee.

∎	“Management Trustee” is a Trustee who has present or former associations with the Trust’s Investment Adviser as causes such person to be an Interested Person of the Trust or its Investment Adviser.
∎
If a pre-suit demand upon the Board to bring a derivative action is not required under Section 2.4(a) of the Declaration of Trust, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust shall join in the demand for the Board to commence such action.

∎
Shareholders who hold at least 10% of the outstanding Shares of the Trust and have obtained authorization from the Trustees can bring or maintain a direct action or claim for monetary damages against the Trust or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Municipal Income Opportunities Trust

∎
With respect to any direct actions or claims, the Board shall be entitled to retain counsel or other advisors in considering the merits of any request for authorization to bring a direct action and may require an undertaking by the Shareholders making such request to reimburse the Trust for the fees and expense of any such counsel or other advisors and other out of pocket expenses of the Trust, in the event that the Board determines not to bring such action.

∎
The Trust is permitted to redeem or repurchase Shares of any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust at a value determined by the Board in accordance with the 1940 Act and other applicable law, and to set off against and retain any distributions otherwise payable to any Shareholder liable to the Trust under Section 2.5 of the Declaration of Trust, in payment of amounts due under Section 2.5 of the Declaration of Trust.

∎
For purposes of Section 2.5 of the Declaration of Trust, the Board may designate a committee of one Trustee to consider a Shareholder request for authorization to bring a direct action if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the Delaware Act).

∎
The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure of such Trustee or any successor Trustee to such Trustee to receive the required Shareholder vote set forth in the Declaration of Trust shall continue until the annual meeting held in the third succeeding year and until a successor Trustee to such Trustee is duly elected and shall have qualified.

∎
In the event that any Trust Property is held by the Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee.

∎
Without limiting the Section 4.1 of the Declaration of the Trust and subject to any applicable limitation in the Governing Instrument or applicable law, the Trustees shall have power and authority, [among others], to establish one or more committees or sub-committees, to delegate any of the powers of the Trustees to said committees or sub-committees and to adopt a written charter for one or more of such committees or subcommittees governing its membership, duties and operations and any other characteristics as the Trustees may deem proper, each of which committees of shall be comprised of one or more members as determined by the Trustees and sub-committees shall be comprised of one or more members as determined by the committee or such subcommittee (which may be less than the whole number of Trustees then in office), and may be empowered to act for and bind the Trustees and the Trust as if the acts of such committee or sub-committee were the acts of all the Trustees then in office.

∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or the Trust, any class or any Shares, including any claim of any nature against the Trust, any Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW.

Bylaws
The Trust’s Bylaws were amended to provide as follows:
∎
The Board may, by resolution passed by a Majority Trustee Vote, establish one or more sub-committees of each such Committee, and the membership, duties and operations of each such sub-committee shall be set forth in the written Charter of the applicable Committee. The Board may, by resolution passed by a Majority Trustee Vote, designate one or more additional committees, including ad hoc committees to address specified issues, each of which may, if deemed advisable by the Board of Trustees, have a written charter.

∎
The Trustees may, in their sole discretion, determine that a meeting of Shareholders may be held partly or solely by means of remote communications. If authorized by the Trustees, in their sole discretion, and subject to such guidelines and procedures as the Trustees may adopt, Shareholders and proxyholders not physically present at a meeting of Shareholders may, by means of remote communications: (a) participate in a meeting of Shareholders; and (b) be deemed present in person and vote at a meeting of Shareholders whether such meeting is to be held at a designated place or solely by means of remote communications, provided that: (i) the Trust shall implement such measures as the Trustees deem to be reasonable (A) to verify that each person deemed present and permitted to vote at the meeting by means of remote communications is a Shareholder or proxyholder; and (B) to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders; and (ii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communications, a record of such vote or other action shall be maintained by the Trust. The Trustees may, in their sole discretion, notify Shareholders of any postponement, adjournment or a change of the place of a meeting of Shareholders (including a change to hold the meeting solely by means of remote communications) by a document publicly filed by the Trust with the Commission without the requirement of any further notice under the Bylaws.

∎
Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person or persons to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) and any Proposed Nominee Associated Person setting forth all information required by the Bylaws, including:

– information required by the Bylaws with respect to any Proposed Nominee Associated Person;
– information to establish to the satisfaction of the Board of Trustees that the Proposed Nominee satisfies the trustee qualifications as set out in the Declaration of Trust;
– any other information relating to such Proposed Nominee or Proposed Nominee Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of trustees in an election contest pursuant to Section 14 of the Exchange Act (even if an election contest is not involved); and
– written and signed certification of each Proposed Nominee that (i) all information regarding such Proposed Nominee included in and/or accompanying the shareholder notice is true, complete and accurate, (ii) such Proposed Nominee is not, and will not become

7                    Invesco Municipal Income Opportunities Trust

a party to, any agreement, arrangement or understanding (whether written or oral) with any person other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust, (iii) the Proposed Nominee satisfies the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their nomination, and (iv) such Proposed Nominee will continue to satisfy the qualifications of persons nominated or seated as trustees as set forth in the Declaration of Trust at the time of their election, if elected.
∎
Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before the meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including:

– any other information relating to such Shareholder, such beneficial owner, or any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such Person with respect to the proposed business to be brought by such Person before the annual meeting pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, whether or not such Person intends to deliver a proxy statement or solicit proxies;
– a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the name and address of such Shareholder, as they appear on the Trust’s books, and of such beneficial owner and of any Shareholder Associated Person; the number and class of Shares with respect to such Shares, which are owned beneficially and of record by such Shareholder, such beneficial owner, and any Shareholder Associated Person; the name of each nominee holder of Shares owned beneficially but not of record by such Shareholder, beneficial owner, or any Shareholder Associated Person, and the number and class of such Shares; and other information related to the foregoing as required by the Bylaws;
– a description of any agreement, arrangement or understanding, whether written or oral (including any derivative or short positions, profit interests, options or similar rights and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Notice by, or on behalf of, such Shareholder, such beneficial owners, or any Shareholder Associated Person (i) the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power or pecuniary or economic interest of such Shareholder or, such beneficial owner, or any Shareholder Associated Person; or (ii) related to such proposal; and
– a description of all agreements, arrangements, or understandings (whether written or oral) between or among such Shareholder, such beneficial owners, or any Shareholder Associated Person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any Shareholder Associated Person, in such business, including any anticipated benefit therefrom to such person, or any Shareholder Associated Person.
∎
A Shareholder providing notice of any nomination or other business proposed to be brought before an annual meeting of Shareholders shall further update and supplement such notice, if necessary, so that, with respect to nominations of persons for election as a Trustee, any additional information reasonably requested by the Board to determine that each person whom the Shareholder proposes to nominate for election as a Trustee is qualified to act as a Trustee, including information reasonably requested by the Board to determine that such proposed candidate has met the trustee qualifications as set out in the Declaration of Trust, is provided, and such update and supplement shall be received by the Secretary at the principal executive offices of the Trust not later than five (5) business days after the request by the Board for additional information regarding trustee qualifications has been delivered to, or mailed and received by, such Shareholder providing notice of any nomination.

∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice.

For the purposes of the foregoing changes, a “Proposed Nominee Associated Person” of any Proposed Nominee shall mean (A) any person acting in concert with such Proposed Nominee, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such Proposed Nominee or person acting in concert with the Proposed Nominee and (C) any person controlling, controlled by or under common control with such Proposed Nominee or a Proposed Nominee Associated Person.
For the purposes of the foregoing changes, a “Shareholder Associated Person” of any beneficial or record shareholder shall mean (A) any person acting in concert with such shareholder, (B) any direct or indirect beneficial owner of Shares owned of record or beneficially by such shareholder or any person acting in concert with such shareholder, (C) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person and (D) any member of the immediate family of such shareholder or Shareholder Associated Person.
The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

Application of Control Share Provisions
Effective August 1, 2022, the Trust became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions.
The Control Share Provisions require shareholders to disclose any control share acquisition to the Trust within 10 days of such acquisition and, upon request, to provide any related information that the Trust’s Board reasonably believes is necessary or desirable.
The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel with respect to the application of the Control Share Provisions to their beneficial interests of the Trust and any subsequent acquisitions of beneficial interests.

8                    Invesco Municipal Income Opportunities Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer-share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

9                    Invesco Municipal Income Opportunities Trust

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.44%
General Obligation Bonds	12.04
Pre-Refunded Bonds	4.52
Top Five Debt Holdings

		% of total net assets

1.	Regents of the University of California Medical Center Pooled Revenue, Series 2022, RB	3.32%

2.	Illinois (State of) Finance Authority (Northshore Edward Elmhurst Health Credit Group), Series 2022, RB	1.89

3.	New York (City of), NY Transitional Finance Authority, Series 2022, RB	1.84

4.	Puerto Rico Sales Tax Financing Corp., Series 2018 A-1, RB	1.80

5.	Miami-Dade (County of), FL, Series 2022, RB	1.79
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
Data presented here are as of February 28, 2023.

10                    Invesco Municipal Income Opportunities Trust

Schedule of Investments
February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–128.01%(a)
Alabama–3.19%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	6.00%	06/01/2050	$1,000	$880,024

Black Belt Energy Gas District (The); Series 2022 F, RB(b)	5.50%	12/01/2028	1,000	1,056,454

Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (Acquired 10/18/2010; Cost $739,982)(c)(d)	5.50%	01/01/2043	925	573,500

Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(e)(f)	6.60%	10/01/2042	1,300	1,327,406

Series 2013 F, Revenue Wts.(e)	7.75%	10/01/2046	1,700	1,744,785

Series 2013 F, Revenue Wts.(e)	7.90%	10/01/2050	1,000	1,025,744

Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	1,950	2,058,018

Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(g)	5.25%	05/01/2044	1,000	867,589

				9,533,520

American Samoa–0.26%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	750	782,605

Arizona–2.80%
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2022, RB(g)	5.25%	07/01/2052	1,700	1,596,059

Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(g)	5.75%	07/01/2036	1,500	1,536,315

Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2040	1,500	1,302,226

Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(g)	6.75%	07/01/2044	750	764,881

Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(g)	5.50%	05/01/2040	1,500	1,400,391

Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(g)	6.13%	10/01/2052	1,000	758,886

Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen Creek and Casa Grande Campuses); Series 2013, RB(b)(g)(h)	6.00%	07/01/2023	1,000	1,008,846

				8,367,604

Arkansas–0.49%
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(g)(i)	5.45%	09/01/2052	1,500	1,478,346

California–19.28%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(j)(k)	5.00%	04/01/2027	2,250	2,455,781

California (State of); Series 2020, GO Bonds (INS - BAM)(f)	3.00%	03/01/2050	2,000	1,534,742

California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(k)	5.25%	04/01/2040	500	596,383

Series 2013, RB(k)	5.00%	10/01/2032	3,000	3,630,995

Series 2014 U-6, RB(k)	5.00%	05/01/2045	3,000	3,468,116

California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 B, RB	5.88%	08/15/2049	1,250	1,256,763

California (State of) Municipal Finance Authority (Palomar Health); Series 2022 A, Ref. COP (INS - AGM)(f)	5.25%	11/01/2052	1,250	1,317,324

California (State of) Pollution Control Financing Authority; Series 2012, RB(g)(i)	5.00%	07/01/2037	1,000	1,002,558

California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/25/2017; Cost $937,500)(c)(d)(g)(i)	7.00%	12/01/2027	940	94,000

California (State of) School Finance Authority (Aspire Public Schools Obligated Group); Series 2022, RB(g)	5.00%	08/01/2052	1,875	1,848,194

California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	695	695,209

California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(g)	6.75%	06/01/2045	745	723,226

California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2022 A, RB (INS - AGM)(f)	5.25%	08/15/2052	2,250	2,381,556

California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002, RB	6.00%	05/01/2043	750	763,084

Series 2006 A, RB(l)	0.00%	06/01/2046	10,000	2,391,306

Daly (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Ref. RB	6.50%	12/15/2047	865	858,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)
Foothill-Eastern Transportation Corridor Agency; Series 2014 C, Ref. RB(b)(h)	6.50%	01/15/2024	$1,000	$1,028,228

Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(l)	0.00%	06/01/2066	29,300	2,912,458

Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(l)	0.00%	06/01/2036	10,000	4,217,668

Poway Unified School District (School Facilities Improvement); Series 2011, GO Bonds(l)	0.00%	08/01/2039	8,000	3,989,789

Regents of the University of California Medical Center Pooled Revenue; Series 2022, RB(j)(k)	4.00%	05/15/2053	10,740	9,909,286

Riverside (County of), CA Transportation Commission; Series 2013 A, RB(b)(h)	5.75%	06/01/2023	1,000	1,006,587

San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 C, RB(l)	0.00%	08/01/2037	5,000	2,192,041

Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(l)	0.00%	06/01/2036	2,000	959,363

Series 2007 A, RB(l)	0.00%	06/01/2041	5,000	1,764,607

Southern California Logistics Airport Authority; Series 2008 A, RB(l)	0.00%	12/01/2044	18,085	3,960,760

Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB(l)	0.00%	06/01/2054	3,500	636,740

				57,595,339

Colorado–10.93%
Buffalo Highlands Metropolitan District; Series 2018 A, GO Bonds	5.25%	12/01/2038	1,185	1,147,103

Canyons Metropolitan District No. 5;
Series 2016, GO Bonds	7.00%	12/15/2057	1,500	1,017,895

Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	1,000	965,949

Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	1,500	1,286,363

Chaparral Pointe Metropolitan District; Series 2021, GO Bonds(g)	5.00%	12/01/2051	1,350	1,102,425

Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(b)(h)	5.50%	01/01/2024	3,000	3,053,565

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(g)	6.25%	12/01/2050	1,000	679,168

Denver (City & County of), CO;
Series 2018 A, RB(i)(k)	5.25%	12/01/2043	3,000	3,108,975

Series 2022, RB(i)(j)(k)	5.00%	11/15/2042	1,000	1,051,028

Series 2022, RB(i)(j)(k)	5.75%	11/15/2045	2,000	2,228,318

Dominion Water & Sanitation District; Series 2022, Ref. RB	5.88%	12/01/2052	2,270	2,193,101

East Bend Metropolitan District; Series 2022, GO Bonds	6.50%	12/01/2052	2,600	2,510,040

Gardens on Havana Metropolitan District No. 3 (The); Series 2017 B, RB	7.75%	12/15/2047	700	658,267

Hess Ranch Metropolitan District No. 6; Series 2020 A-2, GO Bonds(e)	5.75%	12/01/2049	1,000	699,109

Johnstown Plaza Metropolitan District; Series 2022, Ref. GO Bonds	4.25%	12/01/2046	1,464	1,165,942

North Range Metropolitan District No. 2; Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	1,000	1,004,807

Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	1,000	907,068

Remuda Ranch Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,300	2,010,359

Ridgeline Vista Metropolitan District; Series 2021 A, GO Bonds	5.25%	12/01/2060	1,000	939,115

Rudolph Farms Metropolitan District No. 6; Series 2022 A, GO Bonds	6.50%	06/01/2052	1,500	1,442,981

St. Vrain Lakes Metropolitan District No. 2; Series 2017 A, GO Bonds	5.00%	12/01/2037	1,500	1,452,692

Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	1,000	775,577

Windler Public Improvement Authority; Series 2021 A-2, RB(e)	4.63%	12/01/2051	2,375	1,258,505

				32,658,352

Connecticut–0.56%
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(c)(m)	5.13%	10/01/2036	5,310	637,200

Hamden (Town of), CT (Whitney Center); Series 2022 A, RB	7.00%	01/01/2053	1,000	1,027,741

				1,664,941

Delaware–0.32%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(g)	5.25%	07/01/2048	999	946,778

Florida–10.51%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.); Series 2014, RB (Acquired 02/26/2014-06/30/2014; Cost $890,138)(d)	6.38%	11/15/2049	900	634,769

Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(g)	5.00%	11/15/2061	1,075	720,046

Series 2022 B, RB(g)	6.50%	11/15/2033	100	87,233

Broward (County of), FL Airport System; Series 2017, RB(i)(j)(k)	5.00%	10/01/2042	3,000	3,055,277

Capital Trust Agency, Inc. (Advantage Academy of Hillsborough); Series 2019 A, RB	5.00%	12/15/2049	2,630	2,632,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Florida–(continued)
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 A-1, RB(c)	5.00%	07/01/2048	$250	$97,500

Capital Trust Agency, Inc. (New Springs, Inc.); Series 2021, RB	4.75%	06/01/2056	2,000	1,456,028

Capital Trust Agency, Inc. (Tallahassee Tapestry);
Series 2015, RB (Acquired 08/14/2019; Cost $102,052)(c)(d)(g)	6.75%	12/03/2035	100	32,750

Series 2015, RB (Acquired 12/02/2015; Cost $988,260)(c)(d)(g)	7.00%	12/01/2045	1,000	327,500

Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013-12/19/2013; Cost $1,183,318)(c)(d)(g)	8.25%	05/15/2049	1,200	696,000

Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB(g)	6.13%	06/15/2046	1,000	1,002,523

Florida Development Finance Corp. (River City Science Academy);
Series 2021, RB	4.00%	07/01/2045	1,200	1,000,183

Series 2022, RB	5.00%	02/01/2057	1,150	1,101,331

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(g)	5.38%	07/15/2038	1,300	1,188,574

Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools, LLC); Series 2012, IDR(g)	5.75%	06/15/2042	1,200	1,149,677

Miami-Dade (County of), FL;
Series 2009, RB(l)	0.00%	10/01/2042	7,900	3,127,449

Series 2022, RB(k)	5.00%	07/01/2052	5,000	5,344,107

Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB	5.00%	04/01/2053	1,500	1,539,917

Seminole (County of), FL; Series 2022, RB(k)	5.00%	10/01/2052	2,430	2,553,757

Tampa (City of), FL; Series 2020 A, RB(l)	0.00%	09/01/2049	13,829	3,649,248

				31,395,910

Guam–0.18%
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	545	540,351

Idaho–0.80%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	1,600	1,184,854

Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(g)	4.00%	05/01/2057	1,705	1,206,312

				2,391,166

Illinois–13.39%
Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(g)	4.50%	12/01/2033	1,920	1,712,364

Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	593	576,337

Chicago (City of), IL;
Series 2007 F, Ref. GO Bonds	5.50%	01/01/2042	1,250	1,261,593

Series 2009 C, Ref. GO Bonds(l)	0.00%	01/01/2031	5,020	3,581,590

Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	1,500	1,574,485

Chicago (City of), IL (O’Hare International Airport);
Series 2022 A(i)(k)	4.63%	01/01/2053	1,000	961,786

Series 2022 A (INS - AGM)(i)(k)	5.50%	01/01/2053	1,000	1,059,980

Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2046	1,500	1,439,429

Series 2021 A, GO Bonds	5.00%	12/01/2034	2,250	2,298,334

Series 2022 B, Ref. GO Bonds	4.00%	12/01/2040	1,665	1,436,230

Chicago (City of), IL Metropolitan Water Reclamation District; Series 2016 C, GO Bonds(j)(k)	5.00%	12/01/2045	2,250	2,315,301

Chicago (City of), IL Transit Authority; Series 2014, RB(k)	5.25%	12/01/2049	3,000	3,033,584

Illinois (State of);
Series 2014, GO Bonds	5.00%	05/01/2039	1,000	1,005,655

Series 2017 C, GO Bonds	5.00%	11/01/2029	1,000	1,045,828

Series 2020, GO Bonds	5.75%	05/01/2045	1,000	1,060,516

Series 2021 A, GO Bonds	5.00%	03/01/2046	500	505,252

Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(i)	8.00%	06/01/2032	140	140,117

Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(g)	6.00%	12/01/2045	1,000	1,026,830

Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2040	1,525	1,313,933

Series 2019 A, Ref. RB	5.00%	11/01/2049	1,000	813,224

Illinois (State of) Finance Authority (Northshore Edward Elmhurst Health Credit Group); Series 2022, RB(j)(k)	5.00%	08/15/2051	5,375	5,638,705

Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(b)(h)	7.00%	08/15/2023	1,000	1,014,671

Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,506,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2015, Ref. RB	6.38%	11/15/2043	$775	$784,180

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);

Series 2017 B, Ref. RB(e)	4.70%	12/15/2037	1,000	630,918

Series 2017 B, Ref. RB(e)	4.95%	12/15/2047	3,900	2,261,891

				39,999,697

Indiana–2.13%
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(g)	5.90%	07/01/2038	1,000	988,983

Series 2018 A, Ref. RB(g)	6.00%	07/01/2048	1,000	968,311

Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2044	3,500	3,385,891

Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(i)	7.00%	01/01/2044	1,000	1,025,185

				6,368,370

Iowa–1.35%
Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	1,000	946,508

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(b)	5.00%	12/01/2042	2,000	2,007,506

Iowa (State of) Finance Authority (Northcrest, Inc.); Series 2018 A, RB	5.00%	03/01/2038	1,150	1,066,281

				4,020,295

Kansas–1.01%
Wichita (City of), KS (Larksfield Place); Series 2013 III, Ref. RB(b)(h)	7.38%	12/15/2023	1,000	1,030,925

Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.50%	05/15/2048	1,000	1,001,015

Series 2018 I, Ref. RB	5.00%	05/15/2038	1,115	992,453

				3,024,393

Kentucky–0.75%
Kentucky (Commonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 C, RB(e)	6.88%	07/01/2046	2,000	2,240,892

Louisiana–1.00%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority; Series 2015 A, Ref. RB	6.25%	11/15/2045	750	709,149

New Orleans (City of), LA Aviation Board (North Terminal); Series 2017 B, RB(i)(j)(k)	5.00%	01/01/2048	2,250	2,271,917

				2,981,066

Massachusetts–0.59%
Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS - AMBAC)(f)(k)	5.50%	08/01/2030	960	1,126,793

Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(k)	5.50%	07/01/2032	505	627,919

				1,754,712

Michigan–1.19%
Charyl Stockwell Academy; Series 2015, Ref. RB	5.75%	10/01/2045	635	590,305

Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate); Series 2017 A, Ref. RB	5.00%	11/01/2037	600	527,567

Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB(g)	5.00%	07/01/2046	2,705	1,649,438

Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(g)	5.00%	08/15/2051	1,000	791,481

				3,558,791

Minnesota–3.32%
Duluth (City of), MN Economic Development Authority (St. Luke’s Hospital of Duluth); Series 2022 B, RB	5.25%	06/15/2052	3,000	3,018,596

Ramsey (City of), MN; Series 2022 A, Ref. RB	5.00%	06/01/2032	1,500	1,466,244

Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	1,000	1,002,700

St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. RB	6.25%	03/01/2025	450	450,115

St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy);
Series 2018, RB	5.00%	12/01/2043	1,000	949,169

Series 2023, Ref. RB	5.50%	12/01/2038	545	561,346

West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	5.00%	11/01/2049	2,750	2,477,114

				9,925,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Missouri–2.94%
Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, RB(m)	5.50%	04/01/2027	$750	$180,000

Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2050	1,250	1,029,761

Series 2017, Ref. RB	5.25%	05/15/2037	2,250	2,022,362

Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village);
Series 2016 A, RB	5.00%	08/15/2046	2,000	1,690,055

Series 2018, Ref. RB	5.00%	08/15/2042	755	657,251

Missouri (State of) Development Finance Board (St. Louis Zoo); Series 2022, RB(k)	5.13%	05/01/2052	1,500	1,593,525

St. Louis (City of), MO Industrial Development Authority (Grand Center Redevelopment); Series 2011, RB	6.38%	12/01/2025	275	275,007

St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.13%	09/01/2049	1,500	1,323,312

				8,771,273

Nevada–0.75%
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1); Series 2022, RB(g)	5.75%	06/01/2047	1,600	1,557,027

Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(g)(l)	0.00%	07/01/2058	5,500	682,459

				2,239,486

New Hampshire–0.34%
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	1,094	1,022,257

New Jersey–2.44%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(i)	5.25%	09/15/2029	1,000	995,156

Series 2012, RB(i)	5.75%	09/15/2027	1,000	999,935

New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.); Series 2014 A, RB(g)	6.30%	10/01/2049	1,200	1,207,608

New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.30%	07/01/2044	1,000	970,102

New Jersey (State of) Transportation Trust Fund Authority; Series 2022, RB	5.00%	06/15/2048	3,000	3,106,137

				7,278,938

New York–10.72%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(l)	0.00%	07/15/2035	1,475	834,314

Series 2009, RB(l)	0.00%	07/15/2046	10,000	2,965,251

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	1,000	791,550

Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 05/05/2009-11/16/2016; Cost $1,613,429)(d)	5.00%	01/01/2058	1,479	712,626

Series 2021, Ref. RB (Acquired 09/07/2021; Cost $730,000)(d)(g)	9.00%	01/01/2041	730	603,478

New York (City of), NY Transitional Finance Authority; Series 2022, RB(k)	5.25%	11/01/2048	5,000	5,506,216

New York (State of) Dormitory Authority;
Series 2014 C, RB(k)	5.00%	03/15/2041	3,000	3,035,048

Series 2018 E, RB(k)	5.00%	03/15/2045	2,250	2,389,654

New York Counties Tobacco Trust V; Series 2005 S-2, RB(l)	0.00%	06/01/2050	8,100	1,101,468

New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,000	2,070,736

New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3, Ref. RB(g)	7.25%	11/15/2044	1,000	1,010,327

New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(i)	5.00%	08/01/2026	610	610,267

New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment); Series 2020, RB(i)	4.38%	10/01/2045	1,750	1,591,876

New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(i)(j)(k)	5.00%	07/01/2046	1,750	1,722,924

Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2017 A, RB(k)	5.00%	11/15/2047	4,170	4,341,493

TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	2,000	1,855,450

Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(g)(i)	7.00%	06/01/2046	1,000	876,655

				32,019,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

North Carolina–0.63%
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. RB(b)(h)	6.25%	07/01/2023	$750	$757,244

North Carolina (State of) Medical Care Commission (Salemtowne Project); Series 2018 A, RB	5.00%	10/01/2043	1,260	1,117,584

				1,874,828

North Dakota–0.17%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	565	513,420

Ohio–4.35%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	1,775	1,614,256

Series 2020 B-3, Ref. RB(l)	0.00%	06/01/2057	6,600	768,145

Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB(g)	6.75%	01/01/2044	1,000	1,006,119

Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2021, Ref. RB(g)	4.50%	12/01/2055	725	617,645

Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2052	3,250	3,203,915

Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2055	1,500	1,286,400

Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	3,075	2,766,304

Ohio (State of) Air Quality Development Authority (AMG Vanadium Project); Series 2019, RB(g)(i)	5.00%	07/01/2049	2,000	1,743,923

				13,006,707

Oklahoma–0.00%
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017, RB(c)	5.00%	08/01/2052	1,750	1,750

Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 A, RB(c)	7.00%	11/01/2051	665	1,664

				3,414

Pennsylvania–3.51%
Pennsylvania (Commonwealth of); First Series 2014, GO Bonds(k)	5.00%	06/15/2034	3,000	3,059,280

Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges); Series 2022, RB(i)	6.00%	06/30/2061	1,250	1,360,349

Philadelphia (City of), PA Authority for Industrial Development (Discovery Charter School); Series 2022, Ref. RB(g)	5.00%	04/15/2052	2,400	2,086,138

Philadelphia (City of), PA Authority for Industrial Development (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	750	776,469

Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.50%	11/01/2060	3,000	3,211,245

				10,493,481

Puerto Rico–7.52%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	500	500,029

Series 2002, RB	5.63%	05/15/2043	1,000	1,010,054

Series 2005 A, RB(l)	0.00%	05/15/2050	27,000	4,738,225

Puerto Rico (Commonwealth of); Subseries 2022, RN	0.00%	11/01/2043	6,638	2,862,550

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB(c)	5.00%	07/01/2037	495	345,262

Series 2007 VV, Ref. RB (INS - NATL)(f)	5.25%	07/01/2035	1,000	1,003,169

Series 2010 XX, RB(c)	5.25%	07/01/2040	2,300	1,615,750

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(i)	6.63%	06/01/2026	900	914,062

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(l)	0.00%	07/01/2046	10,650	2,729,382

Series 2018 A-1, RB(l)	0.00%	07/01/2051	28,462	5,370,210

Series 2018 A-1, RB	5.00%	07/01/2058	1,500	1,391,700

				22,480,393

South Carolina–1.08%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, RB(g)	5.75%	06/15/2039	1,500	1,524,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	$2,000	$1,698,749

				3,223,035

Tennessee–0.97%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	1,000	901,681

Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	1,600	1,331,199

Series 2016 A, Ref. RB(g)	5.00%	09/01/2031	750	675,961

				2,908,841

Texas–7.77%
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.13%	03/01/2044	800	812,836

Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	4.00%	07/15/2031	1,500	1,361,894

Series 2016, Ref. RB	5.00%	07/15/2041	1,000	911,308

Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(i)	7.00%	03/01/2039	1,200	1,110,022

Houston (City of), TX Airport System (Continental Airlines, Inc.); Series 2011 A, Ref. RB(i)	6.63%	07/15/2038	1,000	1,000,079

La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB(b)(g)(h)	5.50%	08/15/2024	750	772,666

Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(g)(i)	4.63%	10/01/2031	1,500	1,466,195

New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	5.00%	07/01/2036	600	489,351

Series 2016, Ref. RB	5.00%	07/01/2046	2,000	1,457,968

New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	1,000	892,569

New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.50%	11/15/2046	400	332,624

Series 2016 A, RB	5.50%	11/15/2052	1,500	1,215,302

North Texas Tollway Authority; Series 2011 B, RB(b)(h)(l)	0.00%	09/01/2031	7,000	3,444,475

Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	6.00%	09/15/2046	450	447,983

Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (Acquired 09/04/2012; Cost $990,000)(c)(d)(i)(m)	8.00%	07/01/2038	990	247,500

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, RB	6.75%	11/15/2052	1,000	1,002,395

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, RB (Acquired 12/15/2016; Cost $1,004,781)(c)(d)	6.38%	02/15/2052	1,000	550,000

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020, RB	5.75%	12/01/2054	913	593,331

Texas (State of) Water Development Board;
Series 2022, RB(k)	4.80%	10/15/2052	2,000	2,095,039

Series 2022, RB(k)	5.00%	10/15/2057	1,000	1,075,945

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	1,000	910,839

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(i)	6.75%	06/30/2043	1,000	1,011,726

				23,202,047

Utah–2.00%
Salt Lake City (City of), UT; Series 2018 A, RB(i)(k)	5.00%	07/01/2043	3,000	3,059,708

Utah (State of) Charter School Finance Authority (Wallace Stegner Academy); Series 2022 A, RB(g)	5.75%	06/15/2052	3,000	2,921,014

				5,980,722

Virginia–0.57%
Ballston Quarter Community Development Authority; Series 2016 A, RB	5.38%	03/01/2036	945	728,950

Tobacco Settlement Financing Corp.; Series 2007 B-2, RB	5.20%	06/01/2046	1,000	976,195

				1,705,145

Washington–1.64%
King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,000	1,023,692

Washington (State of) Convention Center Public Facilities District; Series 2018, RB(j)(k)	5.00%	07/01/2058	3,225	3,071,560

Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(b)(g)(h)	7.00%	07/01/2025	740	792,116

				4,887,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Municipal Income Opportunities Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

West Virginia–1.62%
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(g)	5.75%	06/01/2042	$1,500	$1,094,650

Kanawha (County of), WV (The West Virginia State University Foundation); Series 2013, RB(b)(g)(h)	6.75%	07/01/2023	1,000	1,011,118

Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(g)	5.75%	06/01/2043	2,000	2,026,818

West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(g)(i)	7.25%	02/01/2036	750	525,000

Series 2018, RB(g)(i)	8.75%	02/01/2036	240	192,000

				4,849,586

Wisconsin–4.94%
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(f)(l)	0.00%	12/15/2060	5,000	724,317

Wisconsin (State of) Public Finance Authority; Series 2022, RB(g)	5.88%	06/01/2052	900	877,219

Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(g)	6.85%	10/01/2047	2,000	1,517,990

Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(g)	7.00%	12/01/2050	1,400	1,208,795

Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy); Series 2021 A, RB(g)	5.00%	06/15/2056	1,400	1,073,737

Wisconsin (State of) Public Finance Authority (Cross Creek Public Improvement District); Series 2019, RB(g)	5.75%	10/01/2053	975	976,003

Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB (Acquired 04/03/2017; Cost $982,664)(c)(d)(g)	6.85%	11/01/2046	1,000	600,000

Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2018 A, RB(g)	6.13%	02/01/2048	1,000	872,100

Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(g)	6.25%	01/01/2038	1,000	615,000

Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(i)	7.25%	06/01/2035	2,500	2,375,957

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	1,500	1,523,456

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.88%	04/01/2045	660	666,315

Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(g)	5.00%	06/15/2057	2,000	1,715,529

				14,746,418

TOTAL INVESTMENTS IN SECURITIES(n)–128.01% (Cost $400,744,684)				382,435,104

FLOATING RATE NOTE OBLIGATIONS–(19.88)% Notes with interest and fee rates ranging from 3.96% to 4.24% at 02/28/2023 and contractual maturities of collateral ranging from 08/01/2030 to 07/01/2058 (See Note 1J)(o)				(59,385,000)

VARIABLE RATE MUNI TERM PREFERRED SHARES–(10.04)%				(29,981,119)

OTHER ASSETS LESS LIABILITIES–1.91%				5,690,265

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$298,759,250

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
COP	- Certificates of Participation
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Municipal Income Opportunities Trust

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $5,820,376, which represented 2.63% of the Trust’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at February 28, 2023 was $5,072,123, which represented 1.70% of the Trust’s Net Assets.
(e)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Principal and/or interest payments are secured by the bond insurance company listed.
(g)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $63,205,260, which represented 21.16% of the Trust’s Net Assets.

(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Security subject to the alternative minimum tax.
(j)
Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $24,340,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.
(l)	Zero coupon bond issued at a discount.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)
Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)
Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Trust’s investments with a value of $85,388,383 are held by TOB Trusts and serve as collateral for the $59,385,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Municipal Income Opportunities Trust

Statement of Assets and Liabilities
February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $400,744,684)	$382,435,104
Receivable for:
Investments sold	6,014,296
Interest	4,805,471
Investments matured, at value (Cost $2,346,956)	2,033,531
Investment for trustee deferred compensation and retirement plans	39,158
Other assets	1,472
Total assets	395,329,032

Liabilities:
Floating rate note obligations	59,385,000
Variable rate muni term preferred shares ($0.01 par value, 300 shares issued with liquidation preference of $100,000 per share)	29,981,119
Payable for:
Investments purchased	3,141,890
Dividends	24,434
Amount due custodian	3,559,308
Accrued fees to affiliates	41,193
Accrued interest expense	95,242
Accrued trustees’ and officers’ fees and benefits	1,645
Accrued other operating expenses	170,794
Trustee deferred compensation and retirement plans	169,157
Total liabilities	96,569,782
Net assets applicable to common shares	$298,759,250

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$345,832,375
Distributable earnings (loss)	(47,073,125)
$298,759,250

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	47,620,753
Net asset value per common share	$6.27
Market value per common share	$6.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Municipal Income Opportunities Trust

Statement of Operations
For the year ended February 28, 2023

Investment income:
Interest	$20,540,363

Expenses:
Advisory fees	2,251,841

Administrative services fees	44,766

Custodian fees	4,221

Interest, facilities and maintenance fees	2,481,120

Transfer agent fees	34,130

Trustees’ and officers’ fees and benefits	28,342

Registration and filing fees	41,439

Reports to shareholders	26,140

Professional services fees	122,911

Other	7,164

Total expenses	5,042,074

Net investment income	15,498,289

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $ (5,132,360))	(11,738,642)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(42,808,862)

Net realized and unrealized gain (loss)	(54,547,504)

Net increase (decrease) in net assets resulting from operations applicable to common shares	$(39,049,215)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Municipal Income Opportunities Trust

Statement of Changes in Net Assets
For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$15,498,289	$17,120,754

Net realized gain (loss)	(11,738,642)	1,590,622

Change in net unrealized appreciation (depreciation)	(42,808,862)	(13,119,764)

Net increase (decrease) in net assets resulting from operations applicable to common shares	(39,049,215)	5,591,612

Distributions to common shareholders from distributable earnings	(16,488,388)	(17,730,121)

Return of capital applicable to common shares	(212,557)	—

Total distributions	(16,700,945)	(17,730,121)

Net increase in common shares of beneficial interest	145,314	256,839

Net increase (decrease) in net assets applicable to common shares	(55,604,846)	(11,881,670)

Net assets applicable to common shares:
Beginning of year	354,364,096	366,245,766

End of year	$298,759,250	$354,364,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Municipal Income Opportunities Trust

Statement of Cash Flows
For the year ended February 28, 2023

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations applicable to common shares	$(39,049,215)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(81,517,487)

Proceeds from sales of investments	96,831,470

Purchases of short-term investments, net	(1,394,889)

Amortization of premium on investment securities	1,266,486

Accretion of discount on investment securities	(3,783,537)

Net realized loss from investment securities	11,738,642

Net change in unrealized depreciation on investment securities	42,808,862

Change in operating assets and liabilities:

Decrease in receivables and other assets	713,352

Increase in accrued expenses and other payables	117,155

Net cash provided by operating activities	27,730,839

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(16,341,028)

Return of capital	(212,557)

Increase in payable for amount due custodian	3,559,308

Proceeds of TOB Trusts	31,580,000

Repayments of TOB Trusts	(47,190,000)

Net cash provided by (used in) financing activities	(28,604,277)

Net decrease in cash and cash equivalents	(873,438)

Cash and cash equivalents at beginning of period	873,438

Cash and cash equivalents at end of period	$-

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to common shareholders	$145,314

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$2,411,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Municipal Income Opportunities Trust

Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years Ended February 28,			Year Ended February 29,	Year Ended February 28,
	2023	2022	2021	2020	2019

Net asset value per common share, beginning of period	$7.44	$7.70	$8.02	$7.33	$7.41

Net investment income(a)	0.33	0.36	0.37	0.38	0.38

Net gains (losses) on securities (both realized and unrealized)	(1.15)	(0.25)	(0.31)	0.69	(0.06)

Total from investment operations	(0.82)	0.11	0.06	1.07	0.32

Less:
Less: Dividends paid to common shareholders from net investment income	(0.35)	(0.37)	(0.38)	(0.38)	(0.40)

Return of capital	(0.00)	-	-	-	-

Total distributions	(0.35)	(0.37)	(0.38)	(0.38)	(0.40)

Net asset value per common share, end of period	$6.27	$7.44	$7.70	$8.02	$7.33

Market value per common share, end of period	$6.89	$7.20	$7.80	$7.96	$7.65

Total return at net asset value(b)	(11.08)%	1.34%	1.11%	14.99%	4.49%

Total return at market value(c)	1.07%	(3.18)%	3.20%	9.35%	7.32%

Net assets applicable to common shares, end of period (000’s omitted)	$298,759	$354,364	$366,246	$381,288	$348,568

Portfolio turnover rate(d)	21%	9%	13%	10%	19%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:

With fee waivers and/or expense reimbursements	1.62%	1.05%	1.23%	1.55%	1.62%

With fee waivers and/or expense reimbursements excluding interest,facilities and maintenance fees	0.82%	0.80%	0.81%	0.83%	0.83%

Without fee waivers and/or expense reimbursements	1.62%	1.05%	1.23%	1.55%	1.62%

Ratio of net investment income to average net assets	4.97%	4.59%	5.03%	4.91%	5.13%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$30,000	$30,000	$30,000	$30,000	$30,000

Asset coverage per preferred share(e)	$1,095,864	$1,281,214	$1,320,819	$1,370,961	$1,261,893

Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Municipal Income Opportunities Trust

Notes to Financial Statements
February 28, 2023
NOTE 1–Significant Accounting Policies
Invesco Municipal Income Opportunities Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
The Trust’s investment objective is to provide a high level of current income which is exempt from federal income tax.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions – The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

E.
Federal Income Taxes –The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

25                    Invesco Municipal Income Opportunities Trust

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.
Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents –For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Floating Rate Note Obligations – The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Trust’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
K.
Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are

26                    Invesco Municipal Income Opportunities Trust

located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
L.
COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average weekly managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2023, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$-	$381,370,404	$1,064,700	$382,435,104

Other Investments - Assets
Investments Matured	-	2,033,531	-	2,033,531
Total Investments	$-	$383,403,935	$1,064,700	$384,468,635
NOTE 4–Security Transactions with Affiliated Funds
The Trust is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Trust engaged in securities purchases of $10,003,892 and securities sales of $33,676,918, which resulted in net realized gains (losses) of $(5,132,360).

27                    Invesco Municipal Income Opportunities Trust

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.
NOTE 6–Cash Balances and Borrowings
The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $66,384,973 and 2.45%, respectively.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income	$289,247	$-
Ordinary income-tax-exempt	16,199,141	17,730,121
Ordinary income-tax-exempt VMTP shares	809,572	336,847
Return of capital	212,557	-
Total distributions	$17,510,517	$18,066,968
Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) - investments	$(19,094,299)

Temporary book/tax differences	(158,228)

Capital loss carryforward	(27,820,598)

Shares of beneficial interest	345,832,375

Total net assets	$298,759,250

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$12,020,320	$15,800,278	$27,820,598

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2023 was $81,476,995 and $102,660,766, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$14,651,976

Aggregate unrealized (depreciation) of investments	(33,746,275)

Net unrealized appreciation (depreciation) of investments	$(19,094,299)

Cost of investments for tax purposes is $403,562,934.

28                    Invesco Municipal Income Opportunities Trust

NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, return of capital distributions and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $1,155,434, undistributed net realized gain (loss) was decreased by $941,175 and shares of beneficial interest was decreased by $214,259. This reclassification had no effect on the net assets of the Trust.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2023	2022
Beginning shares	47,598,708	47,566,081
Shares issued through dividend reinvestment	22,045	32,627
Ending shares	47,620,753	47,598,708
The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 11–Variable Rate Muni Term Preferred Shares
The Trust issued Series 2020 VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. As of February 28, 2023, the VMTP Shares outstanding were as follows:

Issue Date	Shares Issued	Term Redemption Date	Extension Date

11/01/2017	300	11/01/2023	04/27/2020

VMTP Shares are a variable-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. Effective March 21, 2023, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on October 31, 2025, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.
The Trust incurs costs in connection with the issuance and/or the extension of the VMTP Shares. These costs are recorded as a deferred charge and are amortized over the term life of the VMTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate muni term preferred shares on the Statement of Assets and Liabilities.
Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.05% per annum plus Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). As of February 28, 2023, the dividend rate is equal to the SIFMA Index plus a spread of 1.07%, which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2023 were $30,000,000 and 2.70%, respectively.
The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTP Shares remains unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VMTP Shares at the liquidation preference plus any accumulated but unpaid dividends.
The liquidation preference of VMTP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VMTP Shares, and therefore the “spread” on the VMTP Shares (determined in accordance with the VMTP Shares’ governing document) remains unchanged. At period-end, the Trust’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.
NOTE 12–Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2023:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2023	$0.0275	March 15, 2023	March 31, 2023
April 3, 2023	$0.0265	April 17, 2023	April 28, 2023

29                    Invesco Municipal Income Opportunities Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Municipal Income Opportunities Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Opportunities Trust (the “Trust”) as of February 28, 2023, the related statements of operations and cash flows for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 21, 2023
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                    Invesco Municipal Income Opportunities Trust

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	41.04%
Tax-Exempt Interest Dividends*	98.33%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

31                    Invesco Municipal Income Opportunities Trust

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Investment Objective
The investment objective of Invesco Municipal Income Opportunities Trust (the “Trust”) is to provide a high level of current income which is exempt from federal income tax. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust will invest at least 80% of its net assets in Municipal Obligations, except during temporary defensive periods. The remaining portion of the Trust’s net assets may be invested in “temporary investments” and in options and futures. Under normal circumstances, the Trust expects that substantially greater than 80% of its net assets will be invested in Municipal Obligations. “Municipal Obligations” consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper (each described below), including such obligations purchased on a when-issued or delayed delivery basis.
Under normal circumstances, the Trust will seek to invest at least 65% of its total assets in: (i) non-rated Municipal Obligations which are deemed by Invesco Advisers, Inc. (the “Adviser”) to be of medium quality and which provide a high rate of current income; and (ii) Municipal Obligations rated A, Baa or Ba by Moody’s Investors Service, Inc. (“Moody’s”) or A, Baa or Ba by S&P Global Ratings (“S&P”). The Adviser attributes to medium quality, non-rated Municipal Obligations many of the same general characteristics as Moody’s does with respect to Municipal Obligations rated A, Baa and Ba and as S&P does with respect to Municipal Obligations rated A, BBB and BB. Medium quality, non-rated Municipal Obligations are obligations of those issuers which the Adviser believes possess adequate but not outstanding capacities to service their obligations. The Trust may also invest in other types of Municipal Obligations, including rated or non-rated higher quality or lower quality Municipal Obligations.
The Trust may acquire higher quality obligations for its portfolio when the difference in yields on higher and lower quality obligations is narrowed to the extent that higher risk is not justified by higher return, or, when unusual market conditions are present. The Trust intends to emphasize investments in Municipal Obligations with long-term maturities (10 years or more) because such long-term obligations generally produce higher income than short-term obligations although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations. The average maturity of the Trust’s portfolio as well as the emphasis on longer-term obligations may vary depending upon market conditions. The Trust will only invest in Municipal Obligations which are currently paying or accruing income at the time of purchase.
The Adviser will attempt to reduce the risks of investing in medium and lower quality Municipal Obligations through the use of active portfolio management, diversification, extensive credit research and analysis, economic analysis, including attention to current trends in the economy and financial markets, and participation in the financial futures and options markets. Also, the Trust will take any action it considers appropriate in the event of anticipated financial difficulties or default, or an actual default or bankruptcy, of either the issuer of any such obligation or of the underlying source of funds for debt service of such obligation. Such action may include retaining the services of various persons or firms such as consulting or management services (including affiliates of the Adviser), to evaluate or protect any real estate, facilities or other assets securing such obligation or acquired by the Trust as a result of any of the aforementioned events.
Except during temporary defensive periods, the Trust may not invest more than 20% of its net assets in “temporary investments,” the income from which may be subject to federal income taxes. The Trust may invest more than 20% of its net assets in temporary investments for defensive purposes when market or economic conditions dictate. The Trust will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; U.S. Government securities; or debt securities rated within the two highest grades by Moody’s or S&P or, if not rated, are of comparable quality as determined by the Trustees, and which mature within one year from the date of purchase. Temporary investments made by the Trust may also include repurchase agreements.
Certain Municipal Bonds in which the Trust may invest without limit may subject certain investors to the alternative minimum tax and, therefore, a substantial portion of the income produced by the Trust may be taxable for such investors under the alternative minimum tax. The Trust, therefore, may not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.
The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Trust’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust’s total assets will not require elimination of any security from the Trust’s portfolio.
The foregoing investment objective and policies are fundamental policies of the Trust and may not be changed without the approval of a majority of the outstanding voting securities of the Trust as defined in the 1940 Act.
“Municipal Bonds,” “Municipal Notes” and “Municipal Commercial Paper” are debt obligations of states or territories, cities, counties, municipalities and other agencies or instrumentalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds), or from six months to three years (Notes), or less than one year (Commercial Paper). While most Municipal Obligations pay a fixed rate of interest, certain Municipal Obligations are floating or variable rate instruments which generally have a final maturity of more than one year and are subject to periodic rate changes and/or short-term put or tender dates in order to attempt to minimize the fluctuation in the values of these instruments. Municipal Obligations in which the Trust will primarily invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax. The Adviser does not conduct its own analysis of the tax status of the interest paid by municipal securities held by the Trust, but will rely on the opinion of counsel to the issuer of each such instrument.
Included within the general category of Municipal Obligations in which the Trust may invest are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of counties, cities or other governmental authorities or entities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s taxing power is pledged, a lease obligation is ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. The Trust may also purchase “certificates of participation,” which evidence a proportionate interest in base rental or lease payments to be made by a county, city or other governmental authority or entity.
The Trust reserves the right to invest 25% or more of its total assets in any of the following types of Municipal Obligations provided that the percentage of the Trust’s total assets in private activity bonds in any one category does not exceed 25% of the Trust’s total assets: health facility obligations, housing obligations, single family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations. Subject to the foregoing, the Trust may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Trust has no policy limiting its investments in municipal securities whose issuers are located in the same state. If the Trust were to invest a significant portion of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.
The Trust may invest up to 35% of its assets in lower-grade municipal securities. Lower-grade municipal securities shall include securities rated by S&P or Fitch, Inc. as BB- through D (inclusive) for bonds or SP-2 or lower for notes; by Moody’s as Ba3 through D (inclusive) for bonds or MIG3 or VMIG3 or lower for notes, or unrated municipal securities

32                    Invesco Municipal Income Opportunities Trust

determined by Invesco to be of comparable quality at the time of purchase.1 If two or more nationally recognized statistical rating organizations (“NRSROs”) have assigned different ratings to a security, the Adviser uses the lowest rating assigned. Medium- and lower-grade securities are inclusive of some securities rated below investment grade. Securities rated below investment grade are commonly referred to as junk bonds. The Trust may invest in securities that are in default.
The Adviser actively manages the Trust’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Trust’s investment policies. In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents. Finally, the Adviser employs leverage in an effort to enhance the Trust’s income and total return.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Trust’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Trust’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Trust. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
Municipal Securities. The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. These ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield. The Trust has no limitation as to the maturity of municipal securities in which it may invest. The Adviser may adjust the average maturity of the Trust’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.
The principal types of municipal debt securities purchased by the Trust are revenue obligations and general obligations. Revenue obligations are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Revenue obligations may include industrial development, pollution control, public utility, housing, and health care issues. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including but not limited to:
∎ Variable rate securities, which bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.
∎ Municipal notes, including tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.
∎ Variable rate demand notes, which are obligations that contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.
∎ Municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
∎ Private activity bonds, which are issued by, or on behalf of, public authorities to finance privately operated facilities.
∎ Participation certificates, which are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.
∎ Municipal securities that may not be backed by the faith, credit and taxing power of the issuer.
∎ Municipal securities that are privately placed and that may have restrictions on the Trust’s ability to resell, such as timing restrictions or requirements that the securities only be sold to qualified institutional investors.
∎ Municipal securities that are insured by financial insurance companies.
The following investment practices apply to the portfolio investments of the Trust and may be changed by the Trustees of the Trust without shareholder approval.
Inverse Floating Rate Obligations. The Trust may invest in inverse floating rate obligations for investment purposes and to enhance the yield of the Trust. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations in which the Trust may invest include derivative instruments such as residual interest bonds, tender option bonds or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by the Trust (the underlying security), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors, and inverse floating residual interests, which are purchased by the Trust. Because the interest rate paid to holders of such obligations is generally determined by subtracting the available or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decrease. For additional information regarding Inverse Floating Rate Obligations, see “Notes to Financial Statements.”
When-Issued and Delayed-Delivery Transactions. The Trust may purchase municipal securities on a “when-issued” basis and may purchase or sell such securities on a “delayed-delivery” basis, which means that a Trust buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time a Trust enters into the commitment. No income accrues on such securities until the date a Trust actually takes delivery of the securities.
Restricted Securities. The Trust may invest up to 10% of its total assets in securities subject to contractual restrictions on resale.
Rule 144A Securities and Other Exempt Securities. The Trust may invest in Rule 144A securities and other types of exempt securities, which are registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended.
Zero Coupon/Pay-in-Kind Securities. The Trust may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income makes these investments attractive. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Pay-in-kind securities are debt securities that pay interest through the issuance of additional securities.
Preferred Shares. The Trust may issue preferred shares as leverage. The Trust currently utilizes Variable Rate Muni Term Preferred (“VMTP”) Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VMTP Shares, see “Notes to Financial Statements.”
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:
    Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.

33                    Invesco Municipal Income Opportunities Trust

The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.
COVID-19. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.
Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as North Atlantic Treaty Organization (NATO) member countries and the European Union, issued broad-ranging economic sanctions against Russia. The war in Ukraine (and the potential for further sanctions in response to Russia’s continued military activity) may escalate. These and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional countermeasures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of the conflict and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to Russian issuers or the adjoining geographic regions.
Debt Securities Risk. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Municipal Securities Risk. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Trust’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result inhigher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs and potentially lower the Trust’s performance returns.
Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.
Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Trust will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.
High Yield Debt Securities (Junk Bond) Risk. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Medium- and Lower-Grade Municipal Securities Risk. Securities that are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk and management risk. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As such,

34                    Invesco Municipal Income Opportunities Trust

the Trust’s portfolio may consist of a higher portion of unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, a factor that may make unrated securities less able to be sold at a desirable time or price. These factors may limit the ability of the Trust to sell such securities at their fair value either to raise cash or in response to changes in the economy or the financial markets.
Unrated Securities Risk. Because the Trust purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.
Credit Risk. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.
Income Risk. The income you receive from the Trust is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Trust may decrease as well.
Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders.
Municipal Issuer Focus Risk. The municipal issuers in which the Trust invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Trust’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Trust more susceptible to experience a drop in its share price than if the Trust had been more diversified across issuers that did not have similar characteristics. From time to time, the Trust’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Trust may find it more difficult to sell such securities at a desirable time or price.
Insurance Risk. Financial insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating was based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Trust against losses caused by declines in a bond’s value due to a change in market conditions.
Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Trust may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, an investment in the Trust could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.
Taxability Risk. The Trust’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court and after the Trust buys a security, the Internal Revenue Service or a court may determine that a bond issued as tax-exempt should in fact be taxable and the Trust’s dividends with respect to that bond might be subject to federal income tax. As a result, the treatment of dividends previously paid or to be paid by the Trust as “exempt-interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased federal income tax liabilities. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or a court, or the non-compliant conduct of a bond issuer.
The value of the Trust’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Trust’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.
Inverse Floating Rate Obligations Risk. Inverse floating rate obligations (inverse floaters) represent interests in bonds with interest rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income, and as short-term rates decline, inverse floaters produce more income. As a result, the price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. Interest rate risk and price volatility of inverse floaters can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater. Leverage may make the Trust’s returns more volatile and increase the risk of loss. The Trust generally invests in inverse floaters that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floater will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment, and the value of, and income earned on, an inverse floater that has a higher degree of leverage are more likely to be eliminated entirely under adverse market conditions. Upon the occurrence of certain adverse events, the special purpose trust that created the inverse floater may be collapsed and the underlying security liquidated, and the Trust could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying security and the principal amount of the short-term floating rate interests. Regulatory changes have prompted changes to the structure of tender option bonds. The Trust’s enhanced role under the revised structure may increase the Trust’s operational and regulatory risk. For additional information regarding the risks of Inverse Floating Rate Obligations, see “Notes to Financial Statements.”
Liquidity Risk. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.

35                    Invesco Municipal Income Opportunities Trust

Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.
Investing in U.S. Territories, Commonwealths and Possessions Risk. The Trust also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual and state income taxes. Accordingly, the Trust may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. Certain of the municipalities in which the Trust invests, including Puerto Rico, currently experience significant financial difficulties, which may include default, insolvency or bankruptcy. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Trust invests could affect the payment of principal and interest, the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession. In the past several years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations, and certain issuers of Puerto Rican municipal securities have filed for bankruptcy and/or failed to make payments on obligations that have come due. Such developments could adversely impact the Fund’s performance and the Fund may pay expenses to preserve its claims related to its Puerto Rican holdings. The outcome of the debt restructuring of certain Puerto Rican issuers in which the Fund invests, both within and outside bankruptcy proceedings is uncertain, and could adversely affect the Fund.
Risks of Land-Secured or “Dirt” Bonds. These bonds, which include special assessment, special tax, and tax increment financing bonds, are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.
Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the MSA), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Trust may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an
“appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.
Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
Rule 144A Securities and Other Exempt Securities Risk. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.
Preferred Shares Risk. The primary risk associated with the Trust’s issuance of preferred shares, such as the VMTP Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the preferred shares remain unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VMTP Shares at the liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VMTP Shares, see “Notes to Financial Statements.”
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Trust is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Trust missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Trust because the Trust commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Trust’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Trust has committed to purchase prior to the time delivery of the securities is made.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more

36                    Invesco Municipal Income Opportunities Trust

volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
Repurchase Agreement Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Trust may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.
Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability service its debt. Such changes and events may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
Management Risk. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.
[1]
A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

37                    Invesco Municipal Income Opportunities Trust

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2010
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			175	None

[1]
Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Municipal Income Opportunities Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2010	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Municipal Income Opportunities Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Municipal Income Opportunities Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010
Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, Oppenheimer Funds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019
Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4                    Invesco Municipal Income Opportunities Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012
Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5                    Invesco Municipal Income Opportunities Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

T-6                    Invesco Municipal Income Opportunities Trust

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.
    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-05597	MS-CE-MIOPP-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 49,292	$ 47,625
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 14,203	$ 14,520
All Other Fees	$ 0	$ 0
Total Fees	$ 63,495	$ 62,145
(1)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 874,000	$ 801,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 874,000	$ 801,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $ 8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,328,203 for the fiscal year ended February 28, 2023 and $6,746,520 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting
Effective January 2023

I.
INTRODUCTION
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and
Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client-centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights, as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
II.
GLOBAL PROXY VOTING OPERATIONAL PROCEDURES
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
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In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
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In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.
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Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
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Proportional voting will be implemented in the following scenarios:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
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Non-US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
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For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
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For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.
H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
OUR GOOD GOVERNANCE PRINCIPLES
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
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Adoption of proxy access rights

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Rights to call special meetings
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Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
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Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
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We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C. Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
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We will generally support shareholder proposals requesting that the board chair be an independent director.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D. Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E. Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
•
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
•
We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

●	Mark Paris, Portfolio Manager, who has been responsible for the Trust since 2009 (or the predecessor Trust) and has been associated with Invesco and/or its affiliates since 2010.

●	John Connelly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2016.

●	Tim O’Reilly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2010.

●	James Phillips, Portfolio Manager, who has been responsible for the Trust since 2009 (or the predecessor Trust) and has been associated with Invesco and/or its affiliates since 2010.

●	John Schorle, Portfolio Manager, who has been responsible for the Trust since 2018 and has been associated with Invesco and/or its affiliates since 2010.

●	Julius Williams, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund

Invesco Municipal Income Opportunities Trust

Mark Paris	None

John Connelly	None

Tim O’Reilly	None

James Phillips	None

John Schorle	None

Julius Williams	None

Assets Managed

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Municipal Income Opportunities Trust

Mark Paris	25	$46,605.7	None	None	3[1]	$116.8[1]

John Connelly	14	$23,874.0	None	None	3[1]	$116.8[1]

Tim O’Reilly	26	$46,635.2	None	None	3[1]	$116.8[1]

James Phillips	14	$23,874.0	None	None	3[1]	$116.8[1]

John Schorle	15	$20,896.1	None	None	3[1]	$116.8[1]

Julius Williams	26	$46,635.2	None	None	3[1]	$116.8[1]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco [3] Invesco Canada[3] Invesco Deutschland[3] Invesco Hong Kong[3] Invesco Asset Management[3] Invesco India[3] Invesco Listed Real Assets Division[3]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured3, [4] Invesco Capital3,[5]	Not applicable
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

2 Rolling time periods based on calendar year-end.

3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Municipal Income Opportunities Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023